XENIA HOTELS & RESORTS, INC.

FIRST AMENDMENT TO SEVERANCE AGREEMENT

THIS FIRST AMENDMENT TO SEVERANCE AGREEMENT (this “First Amendment”), is made as of [________], 2024 (the “Amendment Effective Date”), by and between Xenia Hotels & Resorts, Inc., a Maryland corporation (“Xenia,” and, together with its direct and indirect subsidiaries, the “Company”), XHR Management, LLC, a Delaware limited liability company, and [__________] (the “Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

RECITALS

A.The Company and Executive previously entered into a Severance Agreement dated as of [_____________] (the “Severance Agreement”).

B.    The parties hereto wish to amend the Severance Agreement to revise certain provisions as set forth herein.

FIRST AMENDMENT

The parties hereto hereby amend the Severance Agreement as follows, effective as of the Amendment Effective Date.

1.Claus[es]1 (ii) [and (iii)] of Section 1(g) of the Severance Agreement [is / are] hereby deleted in [its / their] entirety and replaced with the following:

“(ii) a material diminution in Executive’s authority, duties or responsibilities as [Title]2 (which authority, duties and responsibilities shall be consistent with such position), including, without limitation, any such diminution resulting from the Company ceasing to be a public company following a Change in Control;[ (iii) a requirement that Executive report to anyone other than directly to [Report] 3];”

2.Section 3(a)(i) of the Severance Agreement is hereby deleted in its entirety and replaced with the following:

“Severance pay in an amount equal to (x) in the event of a Qualifying Termination other than a Change in Control Termination, the sum of [2.99/2]4 times the sum of the Base Salary and the Target Bonus, payable over a period of 12 months in equal installments in accordance with the Company’s normal payroll practices, commencing within sixty (60) days following the date of the Executive’s Separation from Service or, (y) in the event of a Qualifying Termination within the 24 month period following a Change in Control (such termination, a “Change in Control Termination”) the sum of (a) [2.99/2]5 times the sum of the Base Salary and the Target Bonus, plus (b) a pro rata portion of the Target Bonus for the partial calendar year in which the Change in Control Termination occurs, determined by multiplying the Target Bonus for such year by a fraction, the numerator of which is the number of days elapsed in the calendar year during which the Change in Control Termination occurs through the date of such Change in Control Terminatio
1 To be included for executives whose reporting is also being amended only.
2 Applicable position.
3 Applicable direct report(s).
4 2.99x for CEO and 2x for other executive officers.
5 2.99x for CEO and 2x for other executive officers.

n and the denominator of which is 365, payable in a lump-sum within 60 days following the date of the Executive’s Separation from Service; and”

3.The seventh sentence of Section 4.1 is hereby deleted in its entirety and replaced with the following:

 “Accordingly, except as provided herein and below in Section 4.5(a), Executive will not at any time during Executive’s employment by the Company, and for so long thereafter as the pertinent information or documentation constitutes Confidential Information as defined above, use or disclose to others any Confidential Information, except as specifically authorized in a signed writing by the Company or in the performance of work assigned to Executive by the Company.”

4.Section 4.3 is hereby deleted in its entirety and replaced with the following:

“Noncompetition. Except on behalf of the Company, and other than any passive investments by Executive approved by the Board in advance and in writing, Executive acknowledges and agrees that during the term of Executive’s employment with the Company and for [twelve/six] ([12/6])6 months following the termination of Executive’s employment for any reason or no reason, Executive will not directly or indirectly engage in or associate with (including, without limitation, engagement or association as a sole proprietor, owner, employer, director, partner, principal, investor, joint venturer, shareholder, associate, employee, member, consultant, contractor or otherwise), any person or entity engaged in the business of (i) operating or managing real estate investment trusts or other entities, in each case that are engaged in the business of owning, purchasing or selling lodging properties in the upper upscale or luxury segments in each city and county and state and territory and country in which (a) Executive provided services or had a material presence or influence at any time during the last two years of Executive’s employment with the Company or (b) the Company is engaged in or has plans to engage in business as of the termination of Executive’s employment with the Company (a “Restricted Territory”), or (ii) owning, purchasing or selling lodging properties in the upper upscale or luxury segments anywhere in the Restricted Territory (each (i) and (ii) a “Competing Business”), provided that Executive may own or manage, or participate in the ownership or management of, any entity that he owned or managed, or participated in the ownership or management of, prior to the commencement of Executive’s employment with the Company, which ownership, management or participation has been disclosed in writing to the Company on or prior to the date hereof; and provided, further, that Executive may own, directly or indirectly, up to one percent (1%) of any class of “publicly traded securities” of any entity that is a Competing Business. For the purposes of this Section 4.3, “publicly traded securities” shall mean securities that are traded on a national securities exchange. Notwithstanding the foregoing, Executive shall no longer be subject to the terms of this Section 4.3 from and following the occurrence of a Change in Control with respect to any period following the termination of Executive’s employment with the Company.”

5.Section 4.5 is hereby deleted in its entirety and replaced with the following:

“Nondisparagement. Except as provided herein and below in Section 4.5(a), Executive shall not make, and the Company shall instruct each member of the Board and each executive officer of the Company not to make, or cause to be made, during the term of Executive’s employment with the Company and at all times thereafter, any statement or communicate any information (whether oral or written) that disparages the Company or Executive, respectively, including, with respect to Executive’s obligations, the Company’s
6 12 months for CEO and 6 months for other executive officers.

subsidiaries or parent companies or any of their respective officers, directors, board members, investors, shareholders, agents or employees.

A.    Protected Activity. Nothing in this Agreement is intended to or shall prevent Executive from: communicating directly with, cooperating with, or providing information to, any federal, state or local government agency, including, but not limited to, the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the U.S. Equal Employment Opportunity Commission, the U.S. National Labor Relations Act, or the U.S. Department of Justice; exercising any rights Executive may have under Section 7 of the U.S. National Labor Relations Act, such as the right to engage in concerted activity, including collective action or discussion concerning wages or working conditions; or discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination based on a protected characteristic or any other conduct that Executive has reason to believe is unlawful. Executive acknowledges that the Company has provided Executive notice of Executives’ immunity rights under the U.S. Defend Trade Secrets Act, which states: “(1) An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; and (2) an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.””

6.The first sentence of Section 6.7(c) is hereby deleted in its entirety and replaced with the following:

    “Any arbitration proceeding brought under this Agreement shall be conducted before one arbitrator in Orange County, Florida, or such other location to which the parties mutually agree.”

7.The following new Section 6.7(e) is hereby added to the Severance Agreement and the following sections are renumbered accordingly:

“THE COMPANY AND EXECUTIVE RECOGNIZE THAT, BY AGREEING TO ARBITRATE THEIR DISPUTES, EACH WAIVE ITS, THEIR, HIS, OR HER RIGHT TO A TRIAL BY JURY OF ANY COVERED CLAIM. THE COMPANY AND EXECUTIVE WAIVE ITS, THEIR, HIS, OR HER RIGHT TO BRING ANY COVERED CLAIM AS PART OF OR IN CONNECTION WITH A CLASS OR COLLECTIVE ACTION. Notwithstanding the foregoing, this Section shall not preclude either party from seeking a temporary restraining order or a preliminary injunction from a court of competent jurisdiction if such relief is not available in a timely fashion through arbitration. Further, this arbitration provision shall not apply to: (a) claims for unemployment and workers’ compensation benefits; (b) sexual harassment and sexual assault disputes arising under federal, state, local, or tribal law, unless Executive elects to arbitrate such disputes; (c) claims arising under the National Labor Relations Act or which are brought before the National Labor Relations Board; (d) claims brought before the Equal Employment Opportunity Commission or similar state or local agency, if Executive is required to exhaust Executive’s administrative remedies; provided, that any appeal from an award or denial of an award by any such agency or any further action upon receipt of a right-to-sue letter shall be arbitrated pursuant to the terms of this Agreement; and (e) any other claim, which by law cannot be subject to mandatory arbitration.”

8.The second paragraph of the General Release and Waiver Form of Release attached as Exhibit A to the Severance Agreement is hereby deleted in its entirety and replaced with the following:

    “The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the undersigned’s employment by the Releasees, or any of them, or the termination thereof; any claim for wages, salary, commissions, bonuses, incentive payments, profit-sharing payments, expense reimbursements, leave, vacation, severance pay or other benefits; any claim for benefits under any stock option, restricted stock, restricted stock unit or other equity-based incentive plan of the Releasees, or any of them (or any related agreement to which any Releasee is a party); any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on the Releasee’s right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Equal Pay Act, the Family Medical Leave Act, the Americans With Disabilities Act, the Employee Retirement Income Security Act, the National Labor Relations Act, the Florida Civil Human Rights Act, the Florida Wage Discrimination Law, the Florida Equal Pay Law, the Florida Whistleblower Protection Law, the Florida Wage Payment Laws, the Florida Minimum Wage Law, and the Florida Workers’ Compensation Retaliation Act § 440.205, each as amended. Notwithstanding the foregoing, this Release shall not operate to release any Claims which the undersigned may have with respect to (i) payments or benefits to which the undersigned may be entitled under Section 3 of the Severance Agreement (the “Severance Agreement”), dated [_______], by and between the undersigned and Xenia Hotels & Resorts, Inc. (the “Company”), (ii) payments or benefits under any agreement evidencing outstanding equity-based awards in the Company or its subsidiaries held by the undersigned, (iii) accrued or vested benefits the undersigned may have, if any, as of the date hereof under any applicable plan, policy, practice or program of the Company or its subsidiaries, (iv) rights to indemnification arising under any indemnification agreement between the undersigned and the Company or its subsidiaries, any D&O insurance policy maintained by the Company or its subsidiaries or under the bylaws, certificate of incorporation of other similar governing document of the Company or its subsidiaries.”

9.This First Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of, the Severance Agreement.

10.Except as expressly provided herein, all terms and conditions of the Severance Agreement shall remain in full force and effect.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

XENIA HOTELS & RESORTS, INC.

By: ___________________________
Name: _________________________
Title: __________________________

XHR MANAGEMENT, LLC

By: ___________________________
Name: _________________________
Title: __________________________

EXECUTIVE

___________________________